Write-Down of Long-Lived Assets	6 Months Ended
Jun. 30, 2021
Write-Down of Long-Lived Assets
Write-Down of Long-Lived Assets

19) Write-Down of Long-Lived Assets

The carrying value of the Partnership’s fleet is regularly assessed as events or changes in circumstances may indicate that a vessel’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, and in such situation the carrying amount of the vessel is reduced to its estimated fair value. The Partnership considers factors related to vessel age, expected residual value, ongoing use of the vessels and equipment, shifts in market conditions and other impacting factors associated with the global oil and maritime transportation industries.

This exercise in the second quarter of 2021 resulted in a write-down in respect of the Windsor Knutsen principally as a result of the vessel’s high carrying value which in turn arose due to the cost of both the purchase and the conversion of the vessel to a shuttle tanker from a conventional tanker. The carrying value of the Windsor Knutsen was written down to its estimated fair value, using a discounted cash flow valuation. The Partnership's consolidated statement of operations for the six months ended June 30, 2021 includes a $29.4 million write-down related to this vessel. The write-down of the Windsor Knutsen is included in the Partnership's only segment, the shuttle tanker segment.